FOR IMMEDIATE RELEASE
   	                       January 29, 2003


     - Net income climbed 12 percent in the fourth quarter and 23 percent for the year.
     - Earnings per share increased 10 percent to $0.33 per diluted share in the fourth quarter and 22 percent to $1.18 per diluted share for the year.
     - Railway operating revenues set records for the fourth quarter and the full year.


NORFOLK SOUTHERN REPORTS FOURTH-QUARTER AND 2002 RESULTS
NEW YORK, N.Y. - Norfolk Southern Corporation (NYSE: NSC) today reported fourth-quarter net income of $129 million, or $0.33 per diluted share, up 12 percent compared with net income of $115 million, or $0.30 per diluted share, in the fourth quarter of 2001.
     For the year, net income was $460 million, or $1.18 per diluted share, up 23 percent, compared to $375 million, or $0.97 per diluted share, in the same period a year earlier. Net income during 2001 included an after-tax gain of $13 million, or $0.03 per diluted share, from the 1998 sale of a former motor carrier subsidiary.
     "I am pleased with the substantial improvements in income and operations during the quarter and 2002 in a year filled with challenges for everyone in business," said David R. Goode, chairman, president and chief executive officer. "The value of service improvements is making itself apparent."
     Railway operating revenues set record highs for both the fourth quarter and the year. In the quarter, revenues reached $1.58 billion, up three percent compared with the fourth quarter of 2001, and for the year, revenues of $6.27 billion rose two percent compared with the same period in 2001.
     Fourth-quarter general merchandise revenues of $914 million reflected a five percent improvement compared to the fourth quarter of 2001. All market groups showed revenue gains compared to the same period of 2001, led by a seven percent improvement in automotive. For the year, general merchandise revenues of $3.65 billion increased three percent compared with 2001 and set a record.
     Intermodal revenues in the fourth quarter were $306 million, an increase of five percent compared to the fourth quarter of 2001. For the year, intermodal revenues of $1.18 billion were the highest of any year in Norfolk Southern's history and improved five percent compared with 2001. The revenue growth reflects the introduction of new services that enabled conversion of highway movements to rail as well as improvements in on-time reliability and service speed.
      Coal revenues declined two percent in the fourth quarter to
$361 million in the face of less demand for utility coal and decreased five percent for the year to $1.44 billion compared to strong 2001 results.
     Railway operating expenses in the quarter were $1.3 billion, up three percent from the fourth quarter of 2001. For the year, railway operating expenses were $5.1 billion, down $51 million, or one percent, from 2001.
     For the quarter, the railway operating ratio improved to 81.8 percent compared with 82.0 percent in the same period of 2001. For the year, the operating ratio improved to 81.5 percent, compared with 83.7 percent a year earlier.
     "Our results show that Norfolk Southern is on course and headed in the right direction," Goode said.
     Norfolk Southern Corporation (NYSE: NSC) is one of the
nation's premier transportation companies. Its Norfolk Southern Railway subsidiary operates 21,500 route miles in 22 states, the District of Columbia and Ontario, serving every major container port in the eastern United States and providing superior connections to western rail carriers. NS operates the East's most extensive intermodal network and is the nation's largest rail carrier of automotive parts and finished vehicles.
# # #
Media Contact: Bob Fort, Norfolk, 757-629-2710
Investor Contact: Leanne McGruder, Norfolk, 757-629-2861
World Wide Web Site: www.nscorp.com

                Norfolk Southern Corporation and Subsidiaries
                      Consolidated Statements of Income
                                (Unaudited)
                       ($ millions except per share)


                                                  Three Months Ended
                                                      December 31,
                                                  ------------------
                                                    2002       2001
                                                    ----       ----
    Railway operating revenues:
     Coal                                       $    361    $    367
     General merchandise                             914         871
     Intermodal                                      306         292
                                                 -------     -------
       TOTAL RAILWAY OPERATING REVENUES            1,581       1,530
                                                 -------     -------

    Railway operating expenses:
     Compensation and benefits                       513         515
     Materials, services and rents                   368         332
     Conrail rents and services                       96          97
     Depreciation                                    130         130
     Diesel fuel                                      96          96
     Casualties and other claims                      42          34
     Other                                            48          51
                                                 -------     -------
       TOTAL RAILWAY OPERATING EXPENSES            1,293       1,255
                                                 -------     -------

        Income from railway operations               288         275

    Other income - net                                26          32
    Interest expense on debt                        (128)       (136)
                                                 -------     -------
        Income before income taxes                   186         171

    Provision (benefit) for income taxes:
     Current                                          18          61
     Deferred                                         39          (5)
                                                 -------     -------
       TOTAL INCOME TAXES                             57          56
                                                 -------     -------

        NET INCOME                              $    129    $    115
                                                 =======     =======

    Earnings per share:
     Basic and diluted                          $   0.33    $   0.30

    Average shares outstanding (000's)           388,876     385,714

    See notes to financial statements.

-------------------------------------------------------------------

              Norfolk Southern Corporation and Subsidiaries
                    Consolidated Statements of Income
                               (Unaudited)
                      ($ millions except per share)



                                       Years Ended December 31,
                                       -----------------------
                                           2002         2001
                                           ----         ----

   Railway operating revenues:
    Coal                                $  1,441     $  1,521
    General merchandise                    3,648        3,526
    Intermodal                             1,181        1,123
                                         -------      -------
      TOTAL RAILWAY OPERATING REVENUES     6,270        6,170
                                         -------      -------
   Railway operating expenses:
    Compensation and benefits              2,022        2,014
    Materials, services and rents          1,457        1,444
    Conrail rents and services               412          421
    Depreciation                             515          514
    Diesel fuel                              342          412
    Casualties and other claims              171          143
    Other                                    193          215
                                         -------      -------
      TOTAL RAILWAY OPERATING EXPENSES     5,112        5,163
                                         -------      -------
        Income from railway operations     1,158        1,007

   Other income - net                         66           99
   Interest expense on debt                 (518)        (553)
                                         -------      -------
        Income from continuing operations
          before income taxes                706          553

   Provision for income taxes:
    Current                                   68          147
    Deferred                                 178           44
                                         -------      -------
        TOTAL INCOME TAXES                   246          191
                                         -------      -------

        Income from continuing operations   460          362

   Discontinued operations - gain on
     sale of motor carrier,
     net of taxes (note 1)                    --           13
                                          ------      -------

           NET INCOME                   $    460     $    375
                                         =======      =======

   Earnings per share:
    Income from continuing operations,
      basic and diluted                 $   1.18     $   0.94
    Net income, basic and diluted       $   1.18     $   0.97

   Average shares outstanding (000's)    388,213      385,158

   See notes to financial statements.

---------------------------------------------------------------


              Norfolk Southern Corporation and Subsidiaries
                       Consolidated Balance Sheets
                              (Unaudited)
                              ($ millions)

                                            As of December 31,
                                            -----------------
                                           2002             2001
                                           ----             ----
    ASSETS
    Current assets:
     Cash and cash equivalents          $    184         $    204
     Accounts receivable - net (note 2)      683              475
     Due from Conrail                          6                8
     Materials and supplies                   97               90
     Deferred income taxes                   187              162
     Other current assets                    142              108
                                         -------          -------
           Total current assets            1,299            1,047

    Investment in Conrail                  6,178            6,161

    Properties less accumulated
      depreciation                        11,370           11,208

    Other assets                           1,109            1,002
                                         -------          -------
           TOTAL ASSETS                 $ 19,956         $ 19,418
                                         =======          =======

   LIABILITIES AND STOCKHOLDERS' EQUITY
    Current liabilities:
     Accounts payable                   $    908         $    848
     Income and other taxes                  269              312
     Due to Conrail                           86              373
     Other current liabilities               232              248
     Current maturities of long-term debt    358              605
                                           -------        -------
           Total current liabilities       1,853            2,386

    Long-term debt                         7,006            7,027

    Other liabilities                      1,029            1,089

    Due to Conrail                           513               --

    Minority interests                        45               45

    Deferred income taxes                  3,010            2,781
                                         -------          -------
           TOTAL LIABILITIES              13,456           13,328
                                         -------          -------
    Stockholders' equity:
     Common stock $1.00 per share par value  410              407
     Additional paid-in capital              481              423
     Accumulated other comprehensive loss    (65)             (55)
     Retained income                       5,694            5,335
                                           -------         -------
                                           6,520            6,110
    Less treasury stock at cost,
      21,169,125 shares                      (20)             (20)
                                           -------         -------
           TOTAL STOCKHOLDERS' EQUITY      6,500            6,090
                                           -------         -------
           TOTAL LIABILITIES AND
            STOCKHOLDERS' EQUITY        $ 19,956         $ 19,418
                                         =======          =======
    See notes to financial statements.

-------------------------------------------------------------------


              Norfolk Southern Corporation and Subsidiaries
                  Consolidated Statements of Cash Flows
                              (Unaudited)


                                            Years Ended December 31,
                                                 ($ millions)
                                              ------------------
                                                 2002         2001
                                                 ----         ----
    CASH FLOWS FROM OPERATING ACTIVITIES:
     Net income                                $  460       $  375
     Reconciliation of net income to
      net cash provided by operating activities:
       Depreciation                               529          527
       Deferred income taxes                      178           44
       Equity in earnings of Conrail              (54)         (44)
       Gains on properties and investments        (47)         (59)
       Income from discontinued operations (note 1)--          (13)
       Changes in assets and liabilities
        affecting operations:
         Accounts receivable (note 2)            (208)         (74)
         Materials and supplies                    (7)           1
         Other current assets and due from Conrail  1           46
         Current liabilities other than debt       35          (27)
         Other - net                              (84)        (122)
                                              -------      -------
        Net cash provided by operating activities  803          654

    CASH FLOWS FROM INVESTING ACTIVITIES:
     Property additions                          (689)        (746)
     Property sales and other transactions         31          156
     Investments, including short-term            (78)         (99)
     Investment sales and other transactions       63           88
                                              -------      -------
          Net cash used for investing activities (673)        (601)

    CASH FLOWS FROM FINANCING ACTIVITIES:
     Dividends                                   (101)         (93)
     Common stock issued - net                     42           14
     Proceeds from borrowings                     672        1,995
     Debt repayments                             (763)      (1,765)
                                               -------      -------
          Net cash provided by (used for)
           financing activities                  (150)         151
                                               -------      -------
          Net increase (decrease) in cash and
           cash equivalents                       (20)         204

    CASH AND CASH EQUIVALENTS:
     At beginning of year                         204           --
                                              -------      -------
     At end of year                           $   184      $   204
                                              =======      =======

    SUPPLEMENTAL DISCLOSURES OF CASH-FLOW
     INFORMATION
      Cash paid during the year for:
       Interest (net of amounts capitalized)  $   525      $   550
       Income taxes                           $    54      $    74

    See notes to financial statements.

-------------------------------------------------------------------



NOTES TO FINANCIAL STATEMENTS:

1.   DISCONTINUED OPERATIONS -
     First quarter 2001 included an additional after-tax gain of $13 million, or 3 cents per share, related to the 1998 sale of NS' motor carrier subsidiary, North American Van Lines, Inc. This non-cash gain resulted from the expiration of certain indemnities contained in the sales agreement.

2.   SALES OF ACCOUNTS RECEIVABLE -
     A bankruptcy-remote special purpose subsidiary of NS sells without recourse undivided ownership interests in a pool of accounts receivable. Accounts receivable sold under this arrangement, and therefore not included in "Accounts receivable - net" on the Consolidated Balance Sheets, were $30 million at December 31, 2002, and $300 million at December 31, 2001.